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                                                                    EXHIBIT 3.11

                            COMMONWEALTH OF KENTUCKY
                                JOHN Y. BROWN III
                               SECRETARY OF STATE

                        [COMMONWEALTH OF KENTUCKY LOGO]

                             ARTICLE OF ORGANIZATION
                            Limited Liability Company

For the purpose of forming a limited liability company in Kentucky pursuant to KRS Chapter 275, the undersigned organizer(s) hereby submit(s) the following Articles of Organization to the Secretary of State for filing:

Article I: The name of the limited liability company is

 Tower Automotive bowling Green, LLC

Article II: The street address of the limited liability company's initial registered office in Kentucky is

 421 W. Main Street           Frankfort             KY               40601
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      Street                    City               State            Zip Code

and the name of the initial registered agent at that office is CSC-Lawyers Incorporating Service Company

Article III: The mailing address of the limited liability company's initial principal office is

5211 Cascade Road, S.E.     Grand Rapids            MI               49546
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State or PO Box Number          City               State            Zip Code

Article IV: The limited liability company is to be managed by:

         A. a manager or managers.

                                (must circle one)

         B. its member(s).

               Executed by the Organizer(s) on            12-11-2001
                                               ---------------------------------
                                                             Date

                                               [ILLEGIBLE]
                                               ---------------------------------
                                                     Signature of Organizer

                                                Daniel H. Webber
                                               ---------------------------------
                                               Type or Print Name of Organizer

                                               _________________________________
                                                    Signature of Organizer

                                               _________________________________
                                                Type or Print Name of Organizer

I, CSC-Lawyers Incorporating Service Company consent to serve as the registered -------------------------------------------- agent on behalf of the company.
   Type or Print Name of registered agent



                                                 /s/ LAURA D. MUDRA
                                                 -------------------------------
                                                 Signature of Registered Agent

                                                LAURA D. MUDRA, Asst. Secretary
                                                --------------------------------
                                                   Type or Print Name & Title

SOS LAOO (02/01)       (See attached sheet for instruction)